UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2004

COVANCE INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12213	22-3265977
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Carnegie Center, Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (609) 452-4440

N/A

(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

99.1 Press Release of Covance Inc. dated April 21, 2004 furnished pursuant to Item 12.

Item 12. Results of Operations and Financial Condition.

The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 21, 2004, Covance Inc. (the "Company") announced its preliminary financial results for the three month period ended March 31, 2004. The Company issued press release announcing these financial results is attached hereto as Exhibit 99.1 pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVANCE INC.

Date: April 21, 2004	/s/ William E. Klitgaard
	Name:	William E. Klitgaard
	Title:	Corporate Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Covance Inc. on April 21, 2004 furnished pursuant to Item 12.